Exhibit 99.4

AMENDMENT AGREEMENT
dated as of June 4, 2015
to
Second Amended and Restated Credit Agreement
dated as of
August 6, 2014
Among
GTT COMMUNICATIONS, INC.
as Lead Borrower
GTT COMMUNICATIONS, INC.; GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.; GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC; COMMUNICATION DECISIONS-SNVC, LLC; CORE180, LLC; ELECTRA, LTD.; NT NETWORK SERVICES, LLC.; GTT 360, INC.; WALL STREET NETWORK SOLUTIONS, LLC; AMERICAN BROADBAND, INC.; AIRBAND COMMUNICATIONS, INC.; SPARKPLUG, INC.; AND GTT COMMUNICATIONS (MP), INC.;
as Borrowers,
KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent, Joint Lead Arranger, L/C Issuer and Lender,
The Other Lenders Party Hereto,
WEBSTER BANK, N.A.
as Joint Lead Arranger, Syndication Agent, L/C Issuer and Lender and
PACIFIC WESTERN BANK, COBANK, ACB and MUFG UNION BANK, N.A.,
as Co-Documentation Agents

Exhibit 99.4

AMENDMENT AGREEMENT

This AMENDMENT AGREEMENT (this “Amendment”) is entered into as of June __, 2015 among the GTT Communications, Inc., a Delaware corporation (the “Parent”); Global Telecom & Technology Americas, Inc., a Virginia corporation; GTT Global Telecom Government Services, LLC, a Virginia limited liability company; Communication Decisions-SNVC, LLC, a Virginia limited liability company; CORE180, LLC, a Delaware limited liability company; Electra, Ltd. a Virginia corporation; NT Network Services, LLC, a Delaware limited liability company; GTT 360, Inc., a Delaware corporation; American Broadband, Inc. d/b/a United Network Services, Inc., a Delaware corporation; Airband Communications, Inc., a Delaware corporation; Sparkplug, Inc., a Delaware corporation; GTT Communications (MP), Inc. (f/k/a MegaPath Corporation), a Virginia corporation; and Wall Street Network Solutions, LLC, a Delaware limited liability company (jointly and severally, the “Borrowers”, and each a “Borrower”) each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and KeyBank National Association, as Administrative Agent for the Lenders (the “Administrative Agent”).
RECITALS:

A.    WHEREAS, the Parent, the other Borrowers and other Loan Parties from time to time party thereto are parties to certain Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among the Borrowers, the Lenders party thereto and the Administrative Agent (as the same may have been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
B.    WHEREAS, the Borrowers, the Administrative Agent and the Lenders party hereto, which Lenders constitute the Required Lenders under the Credit Agreement, desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Amendments. Section 1.01 of the Credit Agreement shall be amended by amending and restating clause (b) of the definition of “Change of Control” in its entirety as follows:
“(b)    during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body;”

Section 3. Effectiveness.

3.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)Amendment Executed. This Amendment shall have been executed by the Borrowers, each Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

Exhibit 99.4

3.2     Amendment Effective Date. This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which the conditions precedent set forth in Section 3.1 above are satisfied. The Administrative Agent shall provide the Borrower and the Lenders written notice immediately upon the occurrence of the Amendment Effective Date. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after the Amendment Effective Date.

Section 4.Miscellaneous.
4.1.Representations and Warranties. Each Borrower, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)each Borrower has the legal power and authority to execute and deliver this Amendment;
(b)the officers executing this Amendment on behalf of each Borrower have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof;
(c)the execution and delivery hereof by each Borrower or each Guarantor and the performance and observance by each Borrower and each Guarantor of the provisions hereof do not violate or conflict with the Organizational Documents of any Borrower or any Guarantor or any law applicable to any Borrower or any Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Borrower or such Guarantor;
(d)no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;
(e)no Borrower nor any Guarantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Borrower or such Guarantor under the Credit Agreement or any other Loan Document;
(f)this Amendment constitutes a valid and binding obligation of each Borrower in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and
(g)the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement shall be true and correct in all material respects on and as of the date of hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4.2.Credit Agreement Unaffected. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment is a Loan Document.

4.3. Reaffirmation. By signing this Amendment, each Loan Party hereby confirms that this Amendment shall not effect a novation of any of the obligations of the Loan Parties under the Credit Agreement, which obligations continue in full force and effect as set forth in the Credit Agreement as amended hereby, and each Loan Party acknowledges and confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees, pledge of and/or grant of the security interests set forth or created in the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the Credit Agreement, the Collateral Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Lender under the Credit Agreement shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained

Exhibit 99.4

in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

4.4.Waiver. Each Borrower, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which any Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

4.5.Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.6.Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.7.Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWERS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.8.JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

Exhibit 99.4

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

BORROWERS:

GTT COMMUNICATIONS, INC.,
as Borrower, Parent and Lead Borrower
By:
Name:
Title:

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.
By:
Name:
Title:

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
By:
Name:
Title:

COMMUNICATION DECISIONS - SNVC, LLC
By:
Name:
Title:

CORE180, LLC
By:
Name:
Title:

ELECTRA, LTD.
By:
Name:
Title:

NT NETWORK SERVICES, LLC
By:
Name:
Title:

GTT 360, INC.
By:
Name:
Title:

AMERICAN BROADBAND, INC.
By:
Name:
Title:

Exhibit 99.4

AIRBAND COMMUNICATIONS, INC.
By:
Name:
Title:

SPARKPLUG, INC.
By:
Name:
Title:

WALL STREET NETWORK SOLUTIONS, LLC
By:
Name:
Title:

GTT COMMUNICATIONS (MP), INC.
By:
Name:
Title:

Exhibit 99.4

ADMINISTRATIVE AGENT
AND REQUIRED LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and Lender

By:___________________________________
Name:
Title:

WEBSTER BANK, N.A., as Syndication Agent and Lender

By:___________________________________
Name:
Title:

[______________________], as Lender

By:___________________________________
Name:
Title:

[______________________], as Lender

By:___________________________________
Name:
Title:

[______________________], as Lender

By:___________________________________
Name:
Title: